Exhibit 10.13a

                        PINNACLE WEST CAPITAL CORPORATION


                           SUPPLEMENTAL EXCESS BENEFIT


                                 RETIREMENT PLAN

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE ONE - PREAMBLE......................................................  1
ARTICLE TWO - CONSTRUCTION..................................................  2
ARTICLE THREE - ELIGIBILITY AND PARTICIPATION...............................  2
ARTICLE FOUR - BENEFITS.....................................................  4
ARTICLE FIVE - PAYMENT OF BENEFITS..........................................  6
ARTICLE SIX - COORDINATION OF BENEFITS......................................  8
ARTICLE SEVEN - FUNDING.....................................................  9
ARTICLE EIGHT - ADMINISTRATION..............................................  9
ARTICLE NINE - AMENDMENT AND TERMINATION OF THE PLAN........................  9
ARTICLE TEN - ASSIGNMENT.................................................... 10
ARTICLE ELEVEN - WITHHOLDING................................................ 10
ARTICLE TWELVE - OTHER BENEFIT PLANS OF THE COMPANY......................... 10
ARTICLE THIRTEEN - MISCELLANEOUS............................................ 11
ARTICLE FOURTEEN - EFFECTIVE DATE........................................... 11

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                        PINNACLE WEST CAPITAL CORPORATION
                   SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN

                                   ARTICLE ONE

                                    PREAMBLE

     Effective January 1, 1987, PINNACLE WEST CAPITAL CORPORATION (the "Company") adopted the PINNACLE WEST CAPITAL CORPORATION SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN (the "Plan") for the purpose of paying retirement benefits to certain employees in excess of the benefits permitted to be paid under the Pinnacle West Capital Corporation Retirement Plan (the "Retirement Plan") by reason of Section 415 of the Internal Revenue Code (the "Code"). The Plan was thereafter amended several times to provide additional benefits, thereby changing the Plan from an "excess benefit plan" under the Employee Retirement Income Security Act of 1974, as amended (the "Act"), to a "top hat" plan under the Act.

     Effective January 1, 1982, ARIZONA PUBLIC SERVICE COMPANY ("APS") adopted the ARIZONA PUBLIC SERVICE COMPANY SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN (the "APS Plan") for the purpose of paying retirement benefits to certain employees in excess of the benefits permitted to be paid under the Arizona Public Service Company Employees' Retirement Plan (the "APS Retirement Plan") by reason of Section 415 of the Code. The Plan was thereafter amended several times to provide additional benefits, thereby changing the Plan from an "excess benefit plan" under the Act to a "top hat" plan under the Act.

     By this amendment and restatement, the Company and APS intend to merge the APS Plan into this Plan and to make other technical changes.
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                                   ARTICLE TWO

                                  CONSTRUCTION

     Terms capitalized in this Plan shall have the meaning given in Article Two of the Retirement Plan, governing definitions and construction, except where such terms are otherwise defined in this Plan. If any provision of this Plan is determined to be invalid or unenforceable for any reason, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced according to the laws of the State of Arizona, and shall be administered according to the laws of such state, except as otherwise required by the Act, the Code or other applicable federal law. It is the intention of the Company that the Plan, as adopted by the Company, shall constitute an "unfunded plan of deferred compensation for a select group of management and highly compensated employees" within the meaning of Sections 201(2) and 301(3) of the Act. Benefits under this Plan shall be paid from the Company's general assets, and not from any trust fund or other segregated fund. This Plan shall be construed in a manner consistent with the Company's intention.

                                  ARTICLE THREE

                          ELIGIBILITY AND PARTICIPATION

     Employees of the Company or its Affiliates who are members of a select group of management or highly compensated employees, as determined by the Human Resources Committee of the Board of Directors of the Company, in its discretion, and from time to time, shall be eligible to participate in the Plan if they satisfy the eligibility requirements of Section 3(a) or Section 3(b).

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     (a)  Eligible  Employees  who are  officers of the Company or an  Affiliate which is a participating employer under the Retirement Plan shall be entitled to the benefits described in Section 4(a).

     (b) Eligible Employees of the Company or an Affiliate which is a participating employer under the Retirement Plan who are not officers, who are designated for participation by the Human Resources Committee of the Company's Board of Directors and who are participants in the Retirement Plan shall be entitled to the benefits described in Section 4(b). The Human Resources
Committee may make its designations under this Section 3(b) by individual designation or by group designation.

     A participant shall commence participation in this Plan as of the first day of the Plan Year in which he becomes a participant pursuant to this ARTICLE THREE or the first day of his employment with the Company or an Affiliate which is a participating employer under the Retirement Plan, whichever is later. Such participation shall continue until the earlier of the date on which the participant no longer satisfies the requirements for participation under Section 3(a) or Section 3(b) or the date on which the Human Resources Committee informs the participant in writing that he is no longer eligible to participate in this Plan.

     Notwithstanding the foregoing, if the status of a participant changes for reasons other than termination of employment with the Company or an Affiliate which is a participating employer under the Retirement Plan, so that he no longer is eligible to participate in the Plan, his participation in the Plan shall cease but his benefit under this Plan as of the date of his change of status shall not be canceled or distributed, but shall be determined upon his termination of employment with the Company or an Affiliate.

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                                  ARTICLE FOUR

                                    BENEFITS

     (a) Subject to ARTICLE SEVEN, a participant who is eligible under Section 3(a) shall be entitled to a monthly benefit equal to the lesser of (i) or (ii), reduced by (iii), where

          (i) Equals three percent (3%) of the participant's Average Monthly Compensation multiplied by the participant's Years of Service, not to exceed ten (10) Years of Service, plus two percent (2%) of the participant's Average Monthly Compensation multiplied by the participant's Years of Service in excess of ten (10) Years of Service,

          (ii) Equals sixty percent (60%) of the participant's Average Monthly Compensation, and

          (iii) Equals the amount of such participant's monthly benefit determined under the terms of the Retirement Plan and payable in the form of the joint and survivor annuity described in Section 6.2 of the Retirement Plan.

     For purposes of this Section 4(a), Compensation shall be determined without regard to the limitation set forth in Section 401(a)(17) of the Code and shall be increased by any cash payments made to the participant pursuant to bonus or incentive plans maintained by the Company or an Affiliate which is a participating employer under the Retirement Plan for employees generally and by any amounts deferred by the participant under any of the Company's or such an Affiliate's deferred compensation plans for employees, provided that bonus or incentive payments made in a form other than cash, bonus or incentive payments which are not "year-end" bonus or incentive payments, bonus or incentive payments under individual agreements between the Company or such an Affiliate and a participant, and cash payments

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made  under  bonus or  incentive  plans  maintained  by the  Company  or such an
Affiliate for employees generally which exceed the maximum amount that the Company's President or Chief Operating Officer determines, in his or her discretion, may be taken into account under this Plan shall not be taken into account as Compensation for purposes of this Plan unless the Company's President or Chief Operating Officer determines, in his or her discretion, that such bonus or incentive payment shall be taken into account as Compensation under this Plan. Eligible bonuses and incentive payments shall be taken into account as Compensation in the year in which such amounts are paid rather than in the year in which they are earned, provided that the Company's President or Chief Operating Officer shall have the authority to determine, in his or her discretion, that such bonus or incentive payment shall be taken into account in the year in which such amounts are earned rather than in the year in which they are paid. The Company's President or Chief Operating Officer shall have the sole and absolute discretion to determine whether a bonus or incentive payment made to a participant constitutes Compensation for purposes of this Section 4(a) and may differentiate among individuals in establishing the bonus or incentive payments that may be taken into account under the Plan.

     (b) Subject to ARTICLE SIX and ARTICLE SEVEN, any participant who is designated for participation pursuant to Section 3(b) and who receives a benefit under the Retirement Plan, or such participant's surviving spouse or beneficiary in the event of the participant's death, shall be entitled to a monthly benefit payable in accordance with this ARTICLE FOUR and with ARTICLE FIVE equal to (i) reduced by (ii), where

          (i) Equals the amount of such participant's or surviving spouse's or beneficiary's monthly benefit under the Retirement Plan computed under the provisions of the Retirement Plan but without regard to the cap on Compensation in Section 2.1(n)

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     and  the  limitations  in  Section  5.10  of the  Retirement  Plan  and the
     provisions of Sections 401(a)(17) and 415 of the Code; and

          (ii) Equals the amount of such participant's or surviving spouse's or beneficiary's monthly benefit actually payable under the terms of the Retirement Plan.

For purposes of this calculation, Compensation shall include any amount of the participant's regular salary that the participant elects to defer under any deferred compensation plans for employees of the Company or an Affiliate which is a participating employer under the Retirement Plan and shall exclude all bonus or incentive payments paid to the participant. The Human Resources Committee shall have the sole and absolute discretion to determine a participant's Compensation for purposes of this Section 4(b).

     Benefits payable under this Section 4(b) shall be payable to a Plan participant or his spouse or other beneficiary in the same manner and subject to all the same options, conditions, privileges and restrictions as are applicable to the benefits payable to the Plan participant, spouse or other beneficiary of a Participant under the Retirement Plan, as though such benefits were payable as a part of the benefits being paid under the Retirement Plan.

                                  ARTICLE FIVE

                               PAYMENT OF BENEFITS

     (a) A participant entitled to benefits under Section 4(a) may elect to commence receiving unreduced benefits on or after the date on which the participant attains the age of sixty-five (65) years or attains the age of sixty
(60) years and is credited with at least twenty (20) Years of Service. A participant may elect to commence receiving benefits earlier if he has attained at least the age of fifty-five (55) years and is credited with at least ten (10) Years of Service, provided that the participant's benefit shall be reduced by three percent (3%) for each

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year (or part thereof) by which the  participant's  retirement  age precedes the date on which he would have attained the age of sixty (60) years if he is credited with at least twenty (20) Years of Service or the date on which he would have attained the age of sixty-five (65) years if credited with less than twenty (20) Years of Service.

     Benefits payable to a participant under Section 4(a) shall be payable in the form of a fifty percent (50%) joint and survivor annuity, which shall provide a monthly payment to the participant for his life equal to the amount determined under Section 4(a) and upon his death, shall provide monthly payments to the participant's spouse for life equal to fifty percent (50%) of the monthly payment being received by the participant at the time of his death.

     If a participant entitled to benefits under Section 4(a) dies prior to commencing benefits, the participant's spouse shall be entitled to a survivor annuity equal to fifty percent (50%) of the monthly benefit that the participant would have received had he terminated employment on the day before he died, survived to the age on which he would first be eligible to commence benefits under this Section 5(a), elected to retire and commence benefits under the Plan at that time and then died.

     (b) Benefits payable to a participant under Section 4(b) shall become payable when a participant (or his spouse or beneficiary) begins to receive payments under the Retirement Plan, and shall be subject to the same adjustments and shall be payable by the Company in the same manner and at the same time as the Plan participant's (or his spouse's or beneficiary's) benefits under the Retirement Plan are paid, as though such benefits were otherwise payable as a part of the benefits being paid under the Retirement Plan, subject to ARTICLE SIX. An election or mode of payment under the Retirement Plan shall constitute an election of a similar mode of payment under this Plan.

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                                   ARTICLE SIX

                            COORDINATION OF BENEFITS

     If an employee who was participating in a retirement plan sponsored by an Affiliate, which is not a participating employer in the Retirement Plan, becomes an employee of the Company or a participating Affiliate and a participant in the Plan under Section 4(b) and such employee's accrued benefit under the retirement plan maintained by the Affiliate formerly employing him is transferred to the Retirement Plan, upon termination of employment, the employee's benefits, calculated in accordance with Section 4(b), will be payable in full from the Plan in accordance with Section 5(b). If an employee who was a participant in the retirement plan of an Affiliate, which is not a participating employer in the Retirement Plan, becomes an employee of the Company or a participating Affiliate and a participant in this Plan, and such employee's accrued benefit under the retirement plan maintained by his former employer is not transferred to the Retirement Plan, upon termination of employment, the employee's benefits, calculated in accordance with Section 4(b), will be payable from the Plan in accordance with Section 5(b) to the extent such benefits are attributable to the pension benefits payable to that employee under the Retirement Plan. The benefits calculated pursuant to Section 4(b) that are attributable to the pension benefits payable to the employee under the Retirement Plan are those benefits that bear the same ratio to the total benefits due to the employee, calculated pursuant to Section 4(b), as the benefit payable to the employee from the Retirement Plan bears to the total benefits payable to the employee under both the Retirement Plan and the retirement plan maintained by the Affiliate formerly employing that employee.

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                                  ARTICLE SEVEN

                                     FUNDING

     Benefits under this Plan shall be payable from the general assets of the Company and shall not be segregated in a trust fund or otherwise funded in any manner prior to the time of payment. No Plan participant shall have any vested rights hereunder nor any right hereunder to any specific assets of the Company.

                                  ARTICLE EIGHT

                                 ADMINISTRATION

     The Plan will be administered by the Administrative Committee that administers the Retirement Plan. Except as otherwise expressly provided in this Plan, the Administrative Committee shall have the same powers and responsibilities as it has under Sections 10.4 and 12.2 of the Retirement Plan. Claims for benefits under the Plan shall be determined in the manner set forth in Article Eleven of the Retirement Plan.

                                  ARTICLE NINE

                      AMENDMENT AND TERMINATION OF THE PLAN

     The  Plan  may  be   amended  in  whole  or  in  part,   prospectively   or
retroactively, by action of the Company's Board of Directors, and may be terminated at any time by action of the Board of Directors; provided, however, that no such amendment or termination shall reduce any amount payable hereunder to the extent such amount accrued prior to the date of amendment or termination. All amendments shall be in writing, approved by the Company's Board of Directors and executed by a duly authorized officer of the Company.

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                                   ARTICLE TEN

                                   ASSIGNMENT

     No Plan participant or beneficiary of a Plan participant shall have any right to assign, pledge, hypothecate, anticipate or any way create a lien on any amounts payable hereunder. No amounts payable hereunder shall be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act, or by operation of law, or be subject to attachment, execution, garnishment, sequestration or other seizure under any legal, equitable or other process, or be liable in any way for the debts or defaults of Plan participants and their beneficiaries. Notwithstanding the foregoing, assignments of the benefits provided under this Plan shall be permitted for purposes of satisfying family support obligations if such assignments are pursuant to a court order which satisfies the requirements for a "qualified domestic relations order" as defined in Section 206(d)(3) of the Act.

                                 ARTICLE ELEVEN

                                   WITHHOLDING

     Any taxes required to be withheld from payments to the Plan participants hereunder shall be deducted and withheld by the Company.

                                 ARTICLE TWELVE

                       OTHER BENEFIT PLANS OF THE COMPANY

     Nothing contained in this Plan shall prevent a Plan participant prior to his death, or his spouse or other beneficiary after his death, from receiving, in addition to any payments provided for under this Plan, any payments provided for under the Retirement Plan or under The Pinnacle West Capital Corporation Savings Plan, or which would otherwise be payable or distributable to him, his surviving spouse or beneficiary under any plan or policy of

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the Company or otherwise.  Nothing in this Plan shall be construed as preventing the Company or any of its subsidiaries from establishing any other or different plans providing for current or deferred compensation for employees.

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

     Nothing contained in this Plan shall be construed as a contract of employment between the Company and an employee, or as a right of any employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its employees, with or without cause.

     All of the  provisions  of this Plan shall be binding  upon all persons who
shall  be  entitled  to  any  benefit   hereunder,   their  heirs  and  personal
representatives.

                                ARTICLE FOURTEEN

                                 EFFECTIVE DATE

     The Plan, as amended and restated, shall be effective as of January 1, 2000. From and after such date, all benefits accrued under the APS Plan shall be payable under and in accordance with the terms of this Plan.

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     IN WITNESS  WHEREOF,  the Company and APS have  caused this  Pinnacle  West
Capital Corporation Supplemental Excess Benefit Retirement Plan, as amended and restated herein, to be executed by their duly authorized officers this 7 day of December, 1999.

                                        PINNACE WEST CAPITAL CORPORATION


                                        By Armando Flores
                                           -------------------------------------
                                        Its EVP Corp Bus Svcs
                                           -------------------------------------
Attest:

By Faye Widenmann
   -------------------------------------
Its Secretary
   -------------------------------------

                                        ARIZONA PUBLIC SERVICE COMPANY

                                        By Jack Davis
                                           -------------------------------------
                                        Its President
                                           -------------------------------------
Attest:

By Faye Widenmann
   -------------------------------------
Its Secretary
   -------------------------------------

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